UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

STAAR SURGICAL COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

On September 19, 2025, STAAR Surgical Company (“STAAR”), via ProxyVote, sent the following email to holders of STAAR common stock as of the close of business on September 12, 2025:

STAAR SURGICAL COMPANY

2025 Special Meeting

October 23, 2025

VOTE NOW

Why Should I Vote?

Your vote is important because the merger is subject to approval by the holders of a majority of STAAR’s outstanding shares of common stock. Failure to vote will have the same effect as an “AGAINST” vote. To help ensure you receive the compelling, premium $28.00 per share cash value afforded by the Alcon merger please vote “FOR” the merger proposal and compensation proposal, each as described further in STAAR’s definitive proxy statement dated September 16, 2025, TODAY.

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of the close of business on September 12, 2025

Vote Common Shares by: 11:59 p.m. ET on October 22, 2025	Control Number: 0123456789012345

This email represents the following share(s):

STAAR SURGICAL COMPANY- RSP	123,456,789,012.00000
STAAR SURGICAL COMPANY	123,456,789,012.00000
STAAR SURGICAL COMPANY	123,456,789,012.00000
STAAR SURGICAL COMPANY	123,456,789,012.00000
STAAR SURGICAL COMPANY	123,456,789,012.00000
STAAR SURGICAL CO COMMON	123,456,789,012.00000

View documents: Notice of Meeting and Proxy Statement | Shareholder Letter |

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Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction involving STAAR. In connection with the proposed transaction, STAAR has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including STAAR’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), on September 16, 2025. The Proxy Statement was first sent to STAAR stockholders on September 16, 2025. This communication is not a substitute for the Proxy Statement or any other document that STAAR may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF STAAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting STAAR’s investor relations website, https://investors.staar.com.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Under SEC rules, STAAR and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of STAAR’s common stock in connection with the proposed transaction. Information about the directors and executive officers of STAAR and their ownership of STAAR’s common stock is set forth in the Proxy Statement, the definitive proxy statement for STAAR’s 2025 Annual Meeting of Stockholders (the “Annual Proxy Statement”), which was filed with the SEC on April 24, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025058174/staa-20250424.htm), including the sections captioned “Compensation of Directors,” “Information Regarding Executive Officers” and “Security Ownership of Principal Shareholders and Management,” or its Annual Report on Form 10-K for the year ended December 27, 2024, which was filed with the SEC on February 21, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000718937/000095017025024813/staa-20241227.htm), and in other documents filed by STAAR with the SEC. To the extent holdings of such participants in STAAR’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by STAAR’s directors and executive officers. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Forward-Looking Statements

The information covered by this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. All statements in this communication that are not statements of historical fact are forward-looking statements. These forward-looking statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Alcon merger agreement or could cause the consummation of the proposed transaction to be delayed or to fail to occur; (2) the failure to obtain approval of the proposed transaction from STAAR’s stockholders; (3) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (4) risks related to disruption of management’s attention from STAAR’s ongoing business operations due to the proposed transaction; (5) the effect of the announcement of the proposed transaction on the ability of STAAR to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (6) the ability of STAAR to meet expectations regarding the timing and completion of the transaction; (7) the outcome of any legal proceedings that may be instituted against STAAR related to the proposed transaction; (8) the possibility that STAAR’s stock price may decline significantly if the proposed transaction is not consummated; and (9) other important factors set forth in the Proxy Statement under the caption “Risk Factors” and STAAR’s Annual Report on Form 10-K for the year ended December 27, 2024 under the caption “Risk Factors,” as any such factors may be updated from time to time in STAAR’s other filings with the SEC.

Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, STAAR undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.